Exhibit 99.1

Press Release

SANTANDER HOLDINGS USA, INC. ANNOUNCES PROPOSED

PRIVATE OFFERING OF SENIOR NOTES

BOSTON, March 22, 2017 – Santander Holdings USA, Inc. (the “Company”) announced today that it is commencing a private offering of senior unsecured notes (the “Notes”) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), subject to market and other conditions. If the offering is consummated, the Company expects to use the net proceeds from the offering for general corporate purposes. There can be no assurance that the issuance and sale of the Notes will be consummated.

The Notes will be offered and sold only to qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release does not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities and does not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Santander Holdings USA, Inc. (SHUSA) is a wholly-owned subsidiary of Banco Santander, S.A. (NYSE: SAN) (Santander), a global retail and commercial bank with more than 125 million customers worldwide. As the intermediate holding company for Santander’s U.S. businesses, SHUSA includes multiple companies with nearly 17,000 employees, 5.1 million customers and assets of over $142.2 billion. These include Santander Bank, N.A., one of the country’s largest retail and commercial banks by deposits; Santander Consumer USA Holdings Inc. (NYSE: SC), a national vehicle finance and consumer lending company; Banco Santander International of Miami; Banco Santander Puerto Rico and Santander Securities LLC of Puerto Rico; and Santander Investment Securities Inc. of New York.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, or future events are not historical facts and may be forward-looking. Such statements include, but are not limited to, the Company’s statements regarding the Notes offering. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “looking forward,” “would,” ‘hopes,” “assumes,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors and assumptions, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K we file with the Securities and Exchange Commission (the “SEC”). Among the factors that could cause actual results to differ from those reflected in forward-looking statements include, without limitation, the risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this communication. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

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FINANCIAL CONTACTS:

Juan Carlos Alvarez

617.757.3520

jalvare1@santander.us

Andrew Withers

617.757.3524

awithers@santander.us

MEDIA CONTACTS:

Ann Davis

617.757.5891

ann.davis@santander.us

Nancy Orlando

617.757.5765

nancy.orlando@santander.us